FINANCIAL EXPENSES, NET	12 Months Ended
Dec. 31, 2023
Nonoperating Income (Expense) [Abstract]
FINANCIAL EXPENSES, NET
NOTE 18:	FINANCIAL EXPENSES, NET

	Year ended December 31,
	2023	2022	2021
Interest, bank charges and fees	$(2,512)	$(1,770)	$(3,642)
Change in Fair value of derivative warrants liabilities	2,313	-	-
Exchange differences, net	(464)	19	246
Total financial expenses, net	$(663)	$(1,751)	$(3,396)